UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2024

STARDUST POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39875	99-3863616
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

15 E. Putnam Ave, Suite 378 Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

(800) 742 3095

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDST	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	SDSTW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On October 7, 2024, Stardust Power Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a related Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital II, LLC (“B. Riley Principal Capital II”), the selling stockholder. Upon the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company will have the right, in its sole discretion, to sell up to $50,000,000 of newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to B. Riley Principal Capital II, subject to certain conditions and limitations contained in the Purchase Agreement, from time to time during the term of the Purchase Agreement. Sales of Common Stock pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Company. The Company is under no obligation to sell any securities to B. Riley Principal Capital II under the Purchase Agreement.

Upon the initial satisfaction of each of the conditions to B. Riley Principal Capital II’s purchase obligation set forth in the Purchase Agreement (the initial satisfaction of such conditions, the “Commencement”, and the date on which the Commencement occurs, the “Commencement Date”), including that a registration statement registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale by B. Riley Principal Capital II of shares of Common Stock issued to it by the Company under the Purchase Agreement, which the Company agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement, is declared effective by the SEC, the Company will have the right, but not the obligation, from time to time at its sole discretion over the 36-month period beginning on the Commencement Date, to direct B. Riley Principal Capital II to purchase a specified number of shares of Common Stock, not to exceed certain limitations as set forth in the Purchase Agreement (each, a “Market Open Purchase”), by delivering written notice to B. Riley Principal Capital II prior to the commencement of trading of the Common Stock on The Nasdaq Global Market (“Nasdaq”) on any trading day (the “Purchase Date”), so long as (i) the closing sale price of the Common Stock on the trading day immediately prior to such Purchase Date is not less than a specified threshold price as set forth in the Purchase Agreement (the “Threshold Price”) and (ii) all shares of Common Stock subject to all prior Market Open Purchases and all prior Intraday Purchases (as defined below) effected by the Company under the Purchase Agreement (as applicable) have been received by B. Riley Principal Capital II at such time and in the manner set forth in the Purchase Agreement.

The purchase price of the shares of Common Stock that the Company elects to sell to B. Riley Principal Capital II in a Market Open Purchase pursuant to the Purchase Agreement will be determined by reference to the volume weighted average price of the Common Stock (“VWAP”), during the period (the “Market Open Purchase Valuation Period”) beginning at the official open of the regular trading session on Nasdaq on the applicable Purchase Date and ending at the earliest to occur of (i) such time of official close of the regular trading session, (ii) such time during such regular trading hour period, the trading volume threshold calculated in accordance with the Purchase Agreement is reached, and (iii) if the Company further specifies in the applicable purchase notice for such Market Open Purchase that a “limit order discontinue election” shall apply to such Market Open Purchase, such time the trading price of the Common Stock on Nasdaq during such Market Open Purchase Valuation Period falls below the applicable minimum price threshold determined in accordance with the Purchase Agreement, less a fixed 3.0% discount to the VWAP for such Market Open Purchase Valuation Period. The calculations of the VWAP and the volume of shares traded for purposes of determining whether such volume threshold is reached will exclude the opening and closing trades in the Common Stock during regular trading hours on the applicable Purchase Date, to the extent they occur during the applicable Market Open Purchase Valuation Period and if the Company specifies a limit order discontinue election, any trades in the Common Stock during the applicable Market Open Purchase Valuation Period at a price below the applicable minimum price threshold determined in accordance with the Purchase Agreement.

In addition to the Market Open Purchases described above, after the Commencement, the Company will also have the right, but not the obligation (subject to the continued satisfaction of the purchase conditions contained in the Purchase Agreement), to direct B. Riley Principal Capital II to purchase, on any trading day that would qualify as a Purchase Date on which the Company may elect to effect a Market Open Purchase, whether or not a Market Open Purchase is effected by the Company on such trading day, a specified number of shares of Common Stock, not to exceed certain limitations set forth in the Purchase Agreement that are similar to those applicable to Market Open Purchases (each, an “Intraday Purchase”), by timely delivering an irrevocable written notice of such Intraday Purchase to B. Riley Principal Capital II after 10:00 a.m., New York City time (and after the Market Open Purchase Valuation Period for any earlier Market Open Purchase and the Intraday Purchase Valuation Period (defined below) for the most recent prior Intraday Purchase effected on the same Purchase Date, if applicable, have ended), and prior to 3:30 p.m., New York City time, on such Purchase Date (each, an “Intraday Purchase Notice”), so long as (i) the closing sale price of the Common Stock on Nasdaq on the trading day immediately prior to such Purchase Date is not less than the Threshold Price and (ii) all shares of Common Stock subject to all prior Market Open Purchases and all prior Intraday Purchases effected by the Company under the Purchase Agreement (as applicable) have been received by B. Riley Principal Capital II at such time and in the manner set forth in the Purchase Agreement.

The per share purchase price for the shares of Common Stock that the Company elects to sell to B. Riley Principal Capital II in an Intraday Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a Market Open Purchase (including the same fixed 3.0% discount to the applicable VWAP used to calculate the per share purchase price for a Market Open Purchase, as described above), provided that the VWAP for each Intraday Purchase effected on a Purchase Date will be calculated over different purchase valuation periods during the regular trading session on Nasdaq on such Purchase Date than the Market Open Purchase Valuation Period applicable to a Market Open Purchase effected on such Purchase Date (if any), each of which will commence and end at different times on such Purchase Date and will not overlap with any other purchase valuation period on such Purchase Date (each, an “Intraday Purchase Valuation Period”).

There is no upper limit on the price per share that B. Riley Principal Capital II could be obligated to pay for the Common Stock the Company may elect to sell to it in any Market Open Purchase or any Intraday Purchase under the Purchase Agreement. The purchase price per share of Common Stock that the Company may elect to sell to B. Riley Principal Capital II in a Market Open Purchase and an Intraday Purchase under the Purchase Agreement will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the applicable Purchase Valuation Period for such Market Open Purchase or during the applicable Intraday Purchase Valuation Period for such Intraday Purchase.

The Company will control the timing and amount of any sales of Common Stock to B. Riley Principal Capital II that it may elect, in its sole discretion, to effect from time to time from and after the Commencement Date and during the term of the Purchase Agreement. Actual sales of shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

Under the applicable Nasdaq rules, in no event may the Company issue to B. Riley Principal Capital II under the Purchase Agreement more than 9,569,701 shares of Common Stock, which number of shares is equal to 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average price per share paid by B. Riley Principal Capital II for all of the shares of Common Stock that the Company directs B. Riley Principal Capital II to purchase from the Company pursuant to the Purchase Agreement, if any, equals or exceeds $7.7020 per share (representing the lower of (a) the official closing price of the Common Stock on Nasdaq immediately preceding the execution of the Purchase Agreement and (b) the average official closing price of the Common Stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the Purchase Agreement, adjusted as required by Nasdaq to take into account the Company’s issuance of Commitment Shares (as defined below) to B. Riley Principal Capital II as consideration for B. Riley’s commitment to purchase shares of Common Stock at the Company’s direction at such times as the Company may determine in its sole discretion during the term of the Purchase Agreement), so that the Exchange Cap limitation will not apply to issuances and sales of Common Stock pursuant to the Purchase Agreement. Moreover, the Company may not issue or sell any shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by B. Riley Principal Capital II and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 thereunder), would result in B. Riley Principal Capital II beneficially owning more than 4.99% of the outstanding shares of Common Stock.

The net proceeds from sales of Common Stock by the Company to B. Riley Principal Capital II under the Purchase Agreement, if any, will depend on the frequency and prices at which the Company sells shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement. To the extent the Company elects to sell shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement from and after the Commencement Date, the Company currently plans to use any net proceeds therefrom for working capital and general corporate purposes.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, other than a prohibition (with certain limited exceptions) on the Company entering into certain specified “Variable Rate Transactions” (as defined in the Purchase Agreement) during the term of the Purchase Agreement. Such transactions include, among others, the issuance by the Company of securities convertible into, or exercisable or exchangeable for shares of Common Stock, at variable or future determined conversion, exercise or exchange prices based on the market prices of the Common Stock at the time of conversion, exercise or exchange thereof, or otherwise at such times or during such periods after the date such convertible, exercisable or exchangeable securities were issued by the Company, or the Company effecting or entering into an agreement to effect an “equity line of credit,” “at the market offering” or other substantially similar continuous offering with a third party (other than with B. Riley Principal Capital II or one of its affiliates), in which the Company may offer, issue or sell Common Stock or any securities exercisable, exchangeable or convertible into Common Stock at a future determined price.

B. Riley Principal Capital II has agreed that B. Riley Principal Capital II, its sole member, any of their respective officers, or any entity managed or controlled by B. Riley Principal Capital II or its sole member, will not engage in or effect, directly or indirectly, for its own account or for the account of any other of such persons or entities, any short sales of the Common Stock or hedging transaction that establishes a net short position in the Common Stock during the term of the Purchase Agreement.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for the purposes of such agreements, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 36-month anniversary of the Commencement Date, (ii) the date on which B. Riley Principal Capital II shall have purchased from the Company under the Purchase Agreement shares of Common Stock for an aggregate gross purchase price of $50,000,000, (iii) the date on which the Common Stock shall have failed to be listed or quoted on Nasdaq or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement for a period of one trading day, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such 30th trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company makes a general assignment for the benefit of its creditors. The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty to the Company, upon 5 trading days’ prior written notice to B. Riley Principal Capital II. The Company and B. Riley Principal Capital II may also agree to terminate the Purchase Agreement by mutual written consent, provided that no termination of the Purchase Agreement will be effective during the pendency of any Market Open Purchase or any Intraday Purchase that has not then fully settled in accordance with the Purchase Agreement. Neither the Company nor B. Riley Principal Capital II may assign or transfer any of their respective rights or obligations under the Purchase Agreement or the Registration Rights Agreement. No provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the Company or B. Riley Principal Capital II from and after the date that is one trading day immediately preceding the date on which the initial resale registration statement that the Company is required to file with the SEC under the Registration Rights Agreement is first filed with the SEC.

As consideration for B. Riley Principal Capital II’s commitment to purchase shares of Common Stock at the Company’s direction at such times as the Company may determine in its sole discretion upon the terms and subject to the conditions set forth in the Purchase Agreement, upon the execution of the Purchase Agreement and the Registration Rights Agreement on October 7, 2024, the Company issued 63,694 shares of Common Stock (the “Commitment Shares”) to B. Riley Principal Capital II, which Commitment Shares have a total aggregate value equal to 1.0% of B. Riley Principal Capital II’s $50,000,000 total aggregate purchase commitment under the Purchase Agreement (each Commitment Share valued at $7.85 per share, representing the Nasdaq official closing price of the Common Stock on October 4, 2024). Under the terms of the Purchase Agreement, in certain circumstances set forth in the Purchase Agreement, the Company may be required to pay B. Riley Principal Capital II up to $500,000 (or 1.0% of B. Riley Principal Capital II’s $50,000,000 aggregate purchase commitment under the Purchase Agreement), in cash, as a “make-whole” payment to the extent the aggregate amount of cash proceeds, if any, received by B. Riley Principal Capital II from the resale of the Commitment Shares prior to certain times set forth in the Purchase Agreement is less than $500,000, in exchange for B. Riley Principal Capital II returning to the Company for cancelation all of the Commitment Shares the Company originally issued to B. Riley Principal Capital II upon execution of the Purchase Agreement that were not previously resold by B. Riley Principal Capital II prior to the times specified in the Purchase Agreement, if any. The Company will not make any such cash “make-whole” payment to B. Riley Principal Capital II if, after the Commencement Date, the aggregate net proceeds received by B. Riley Principal Capital II from their resale of all or any portion of the Commitment Shares equals or exceeds $500,000. The Company and B. Riley Principal Capital II have further agreed that if, after the Commencement Date, the aggregate amount of cash proceeds received by B. Riley Principal Capital II from their resale of all of the Commitment Shares is greater than $500,000, then B. Riley Principal Capital II will pay the Company an amount in cash equal to 50% of the amount by which the aggregate net proceeds received by B. Riley Principal Capital II from their resale of all of the Commitment Shares exceeds $500,000.

In addition, the Company has agreed to reimburse B. Riley Principal Capital II for the reasonable legal fees and disbursements of B. Riley Principal Capital II’s legal counsel in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement in an amount equal to $75,000, (i) $25,000 of which the Company has paid prior to the execution of the Purchase Agreement and Registration Rights Agreement and (ii) $50,000 of which (the “Investor Legal Fee Reimbursement Holdback Amount”) the Company has agreed to pay by having B. Riley Principal Capital II withhold an amount in cash equal to 50% of the total aggregate purchase price payable to the Company by B. Riley Principal Capital II for the shares of Common Stock it is required to purchase from the Company in the first (and, if necessary, each subsequent) Market Open Purchase and Intraday Purchase (as applicable) the Company elects to effect under the Purchase Agreement, if any, until B. Riley Principal Capital II has withheld an aggregate cash amount equal to the Initial Investor Legal Fee Reimbursement Holdback Amount of $50,000. If the full $50,000 Investor Legal Fee Reimbursement Holdback Amount has not been so withheld by B. Riley Principal Capital II on or prior to the earlier of (a) the date on which the Purchase Agreement is terminated by the Company or B. Riley Principal Capital II in accordance with its terms and (ii) December 31, 2024, the Company will then be required to promptly pay B. Riley Principal Capital II an amount in cash equal to such portion of the Investor Legal Fee Reimbursement Holdback Amount that was not so withheld by B. Riley Principal Capital II prior to such time. The Company has also agreed to reimburse B. Riley Principal Capital II up to $5,000 per fiscal quarter for the reasonable legal fees and disbursements of B. Riley Principal Capital II’s legal counsel in connection with quarterly and annual bring-down due diligence investigations and related matters as contemplated by the Purchase Agreement.

Under applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), a “qualified independent underwriter” (as defined in the applicable FINRA rules) is required to participate in the preparation of a registration statement that the Company has agreed to file with the SEC under the Registration Rights Agreement to register the resale by B. Riley Principal Capital II of shares of Common Stock under the Securities Act that may be issued and sold by the Company to B. Riley Principal Capital II from time to time pursuant to the Purchase Agreement, and is also required to exercise the usual standards of “due diligence” with respect thereto. Accordingly, the Company has engaged Seaport Global Securities LLC, a registered broker-dealer and FINRA member (“Seaport”), to be the qualified independent underwriter in connection with the offering of Common Stock that may be made pursuant to such resale registration statement. B. Riley Principal Capital II has agreed to pay Seaport a cash fee of $50,000 as consideration for its services and to reimburse Seaport up to $5,000 for expenses incurred in connection with acting as the qualified independent underwriter in connection with the offering of Common Stock that may be made pursuant to such resale registration statement. Although the Company is not obligated to pay any such fees or expense reimbursement directly to Seaport, B. Riley Principal Capital II will withhold an amount in cash equal to 50% of the total aggregate purchase price payable to the Company by B. Riley Principal Capital II for the shares of Common Stock it is required to purchase from the Company in the first (and, if necessary, each subsequent) Market Open Purchase and Intraday Purchase (as applicable) the Company elects to effect under the Purchase Agreement, if any, until B. Riley Principal Capital II has withheld an aggregate cash amount (in addition to the Investor Legal Fee Reimbursement Holdback Amount of $50,000 that B. Riley Principal Capital II will also withhold from such aggregate purchase price amounts) equal to $50,000 (the “QIU Fee Reimbursement Holdback Amount”). As in the case of the Investor Legal Fee Reimbursement Holdback Amount, if the full $50,000 QIU Fee Reimbursement Holdback Amount has not been so withheld by B. Riley Principal Capital II on or prior to the earlier of (a) the date on which the Purchase Agreement is terminated by the Company or B. Riley Principal Capital II in accordance with its terms and (ii) December 31, 2024, the Company will then be required to promptly pay B. Riley Principal Capital II an amount in cash equal to such portion of the QIU Fee Reimbursement Holdback Amount that was not so withheld by B. Riley Principal Capital II prior to such time.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety. The securities that have been or may be issued under the Purchase Agreement are being offered and sold by the Company in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. B. Riley Principal Capital II represented to the Company in the Purchase Agreement that it is an “accredited investor,” as defined in Regulation D, and is acquiring the securities under the Purchase Agreement for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public distribution thereof in violation of the Securities Act or any applicable state securities or “Blue Sky” laws. Accordingly, the offer and sale by the Company of the securities that have been or may be issued to B. Riley Principal Capital II under the Purchase Agreement is not being registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 - Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1†	Common Stock Purchase Agreement, dated as of October 7, 2024, by and between Stardust Power Inc. and B. Riley Principal Capital II, LLC.

10.2	Registration Rights Agreement, dated as of October 7, 2024, by and between Stardust Power Inc. and B. Riley Principal Capital II, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Confidential information has been omitted because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2024

STARDUST POWER INC.

By:	/s/ Roshan Pujari
Name:	Roshan Pujari
Title:	Chief Executive Officer and Chairman